



                                      EX-21
                         DATATAB, INC. AND SUBSIDIARIES



                             DATATAB, INC. AND SUBSIDIARIES

                               EQUIPMENT AND IMPROVEMENTS



COLUMN A                       COLUMN B  COLUMN C  COLUMN D   COLUMN E     COLUMN F
-----------------------------------------------------------------------------------
                                                   SALES,
                                                   DISPOSALS
                               BALANCE AT  ADDI-   AND         FULLY        BALANCE
                                BEGINNING  TIONS   ABANDONMENT DEPRECIATED  AT END
CLASSIFICATION                  OF YEAR   AT COST  OF ASSETS   ASSETS      OF YEAR
-----------------------------------------------------------------------------------

Year ended
 December 31, 2002:
  Computers
   & other data
   processing
   equipment                   $118,033   $  --     $ --     $   --     $118,033

  Furniture
   & improvements                 8,647      --       --         --        8,647
                               --------   -------   ------   --------   --------
                               $126,680   $  --     $ --     $   --     $126,680
                               ========   =======   ======   ========   ========
Year ended
 December 31, 2001:
  Computers
   & other data
   processing
   equipment                   $118,033   $  --     $ --     $   --     $118,033

 Furniture
   & improvements                 8,647      --       --         --        8,647
                               --------   -------   ------   --------   --------
                               $126,680   $  --     $ --     $   --     $126,680
                               ========   =======   ======   ========   ========
Year ended
 December 31, 2000:
  Computers
   & other data
   processing
   equipment                   $118,033   $  --     $ --     $   --     $118,033

  Furniture
   & improvements                 8,647      --       --         --        8,647
                               --------   -------   ------   --------   --------
                               $126,680   $  --     $ --     $   --     $126,680
                               ========   =======   ======   ========   ========

            The notes to financial statements are made a part hereof.


                         DATATAB, INC. AND SUBSIDIARIES

                        DEPRECIATION AND AMORTIZATION OF
                           EQUIPMENT AND IMPROVEMENTS

COLUMN A                    COLUMN B   COLUMN C    COLUMN D     OLUMN E    COLUMN F
-----------------------------------------------------------------------------------
                                                   SALES,
                                                   DISPOSALS
                          BALANCE AT   ADDITIONS       AND     FULLY        BALANCE
                           BEGINNING   CHARGED TO  ABANDONMENT DEPRECIATED  AT END
CLASSIFICATION              OF YEAR    OPERATIONS   OF ASSETS    ASSETS     OF YEAR
-----------------------------------------------------------------------------------
Year ended
December 31, 2002:
 Computers
  & other
  data
  processing
   equipment                  $118,033   $   --     $ --     $   --     $118,033

  Furniture
   & improvements                8,413         71                --         --
                                                                           8,484
                              --------   --------   ------   --------   --------
                              $126,446   $     71   $ --     $   --     $126,517
                              ========   ========   ======   ========   ========
Year ended
December 31, 2001:
 Computers
  & other
  data
  processing
   equipment                  $117,578   $    455   $ --     $   --     $118,033

  Furniture
   & improvements                8,312        101                --         --
                                                                           8,413
                              --------   --------   ------   --------   --------
                              $125,890   $    556   $ --     $   --     $126,446
                              ========   ========   ======   ========   ========
Year ended
December 31, 2000:
 Computers
  & other
  data
  processing
   equipment                  $117,054   $    524   $ --     $   --     $117,578

 Furniture
   & improvements                8,182        130                --         --
                                                                           8,312
                              --------   --------   ------   --------   --------
                              $125,236   $    654   $ --     $   --     $125,890
                              ========   ========   ======   ========   ========

                The notes to financial statements are made a part hereof.



                                     IV - 6


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